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Stratasys
Sponsored
Deliver a Notice of Objection against Nano's inadequate offer. No action could lead to Nano acquiring a controlling interest in Stratasys!
Stratasys generates nearly 15x more revenue and more than 22x gross profit than Nano
2022 REVENUE ($M)
651
44
2022 GROSS PROFIT ($M)
312
14
www.nextgenerationam.com/nanoobjection
nextgenerationam.com
Protect Your Investment: Reject Nano's Offer
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Stratasys
Sponsored
Nano Dimension's tender offer undervalues Stratasys and is NOT in the interests of Stratasys' shareholders. See why ...See more
6/7 sell-side analysts rate Stratasys as a BUY
BROKER
RATING
BUY
BUY
BUY
BUY
BROKER
RATING
Hold
BUY
BUY
nextgenerationam.com
Act Now: Reject Nano Dimension's Offer
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Stratasys
Sponsored
Stratasys shareholders have a significant value creation opportunity through the pending combination with Desktop Metal – ...See more
STRATASYS SHAREHOLDERS:
DO NOT Tender Shares into Nano Dimension's Inadequate Offer
nextgenerationam.com
DO NOT Tender Shares into Nano's Offer
Learn more
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Stratasys @Stratasys

We urge shareholders to deliver a Notice of Objection against Nano Dimension's partial tender offer, which is NOT in the best interests of the Company and our shareholders. Taking no action could lead to Nano acquiring a controlling interest in Stratasys ($SSYS)!



Stratasys generates nearly
15x more revenue and more than
22x gross profit than Nano
2022 REVENUE ($M)
2022 GROSS PROFIT ($M)
651
44
312
14

www.nextgenerationam.com

Protect Your Investment: Deliver a Notice of Objection

Promoted

Stratasys @Stratasys

Nano Dimension's partial tender offer substantially undervalues Stratasys ($SSYS) and is NOT in the best interests of Stratasys and its shareholders. Analysts are bullish on Stratasys - Deliver a Notice of Objection against Nano's inadequate offer today.


6/7 Wall Street sell-side analysts rate Stratasys as a BUY
Lake Street BUY
Craig-Hallum BUY
Needham BUY
BUY
Loop Capital Hold
Oppenheimer BUY
Credit Suisse BUY

www.nextgenerationam.com

Act Now: Reject Nano's Inadequate Offer

Promoted

Stratasys @Stratasys

Stratasys ($SSYS) shareholders have a significant value creation opportunity through the pending combination with Desktop Metal – but Nano Dimension would destroy our growth strategy. Shareholders are urged NOT to tender shares into Nano's partial tender offer.



STRATASYS SHAREHOLDERS:
DO NOT Tender Shares into Nano Dimension's Inadequate Offer

www.nextgenerationam.com

DO NOT Tender Shares into Nano Dimension's Inadequate Offer

LinkedIn


Stratasys
113,984 followers
Promoted
Nano Dimension's partial tender offer substantially undervalues Stratasys and is NOT in the best interests of Stratasys and our shareholders. See why analysts are bullish on Stratasys.
6/7 Wall Street sell-side analysts rate Stratasys as a BUY
BROKER
RATING
Lake Street 05/25/23
BUY
Craig-Hallum 05/25/23
BUY
Needham 05/25/23
BUY
Berenberg 05/23/23
BUY
BROKER
RATING
Loop Capital 05/19/23
Hold
Oppenheimer 05/17/23
BUY
Credit Suisse 05/25/23
BUY
See here for important additional information: www.nextgenerationam.com/nanoobjection
Reject Nano Dimension's Inadequate Offer
nextgenerationam.com
Learn more


Stratasys
Promoted
We urge you to deliver a Notice of Objection against Nano Dimension's inadequate offer. Taking no action could lead to Nano acquiring a controlling interest in Stratasys!
Stratasys generates nearly 15x more revenue and more than 22x gross profit than Nano
2022 REVENUE ($M)
651
44
stratasys
2022 GROSS PROFIT ($M)
312
14
stratasys
www.nextgenerationam.com/nanoobjection
Protect Your Investment: Deliver a Notice of Objection
Learn more
nextgenerationam.com


Stratasys
Promoted
Stratasys shareholders have a significant value creation opportunity through the pending combination with Desktop Metal – but Nano Dimension would destroy our growth strategy. Protect your investment and DO NOT tender shares into Nano's unsolicited, inadequate and coercive partial tender offer.
STRATASYS SHAREHOLDERS:
DO NOT Tender Shares into Nano Dimension's Inadequate Offer
See here for important additional information
www.nextgenerationam.com
Stratasys Shareholders: DO NOT Tender Shares into Nano Dimension's Inadequate Offer
nextgenerationam.com

Google


Stratasys | Reject Nano's Inadequate Offer | Deliver Your Objection Today
Ad www.nextgenerationam.com
Nano's partial tender offer substantially undervalues Stratasys. Contact your broker and instruct them to deliver a Notice of Objection on your behalf.


Stratasys 3D Printing | Driving Shareholder Value | Do Not Tender Your Shares
Ad www.nextgenerationam.com
Nano Dimension's offer undervalues Stratasys and poses significant risks to shareholders. We urge shareholders NOT to tender their shares into Nano's coercive partial tender offer.